Exhibit 99.1

LHC Group announces second quarter 2022 financial results

LAFAYETTE, La., Aug. 3, 2022 /PRNewswire/ -- LHC Group, Inc. (NASDAQ: LHCG) announced its financial results for the quarter ended June 30, 2022.

Second Quarter 2022 Financial Results

  Net service revenue increased 5.5% to $576.2 million.
  Net income attributable to LHC Group's common stockholders was $10.6 million, or $0.35 per diluted share.
  Adjusted net income attributable to LHC Group's common stockholders was $29.8 million, or $0.98 adjusted earnings per diluted share.
  Adjusted EBITDA was $53.0 million.

A reconciliation of all non-GAAP financial results in this release appears on pages 9-10.

Operational and Strategic Highlights

  LHC Group's quality and patient satisfaction scores continue to exceed the national average as the Company remains a leader among industry peers.
  Home Health quality star ratings continue to improve from 4.20 in the April 2022 release to 4.25 in the July 2022 release and Home Health quality patient satisfaction ratings continue to improve from 3.83 in the April 2022 release to 4.01 in the July 2022 release.
  Organic growth in hospice admissions increased 5.5% in the second quarter of 2022 compared with the same period in 2021.
  On May 3, 2022, LHC Group announced that it has finalized a joint venture partnership for in-home services with Archbold Medical Center in Thomasville, Georgia.

The Company has posted supplemental financial information on the second quarter results, which can be found under Financial Results on the Company's Investor Relations page. In light of the pending acquisition of the Company by UnitedHealth Group Incorporated ("UNH"), LHC Group will not conduct a quarterly earnings call to discuss the second quarter results.

About LHC Group, Inc.
LHC Group, Inc. is a national provider of in-home healthcare services and innovations for communities around the nation, offering quality, value-based healthcare to patients primarily within the comfort and privacy of their home or place of residence. The company's 29,000 employees deliver home health, hospice, home- and community-based services, and facility-based care in 37 states and the District of Columbia – reaching 68 percent of the U.S. population aged 65 and older. Through Imperium Health, the company's ACO management and enablement company, LHC Group helps partners improve both savings and patient outcomes with a value-based approach. As the preferred joint venture partner for more than 400 leading U.S. hospitals and health systems, LHC Group works in cooperation with providers to customize each partnership and reach more patients and families with an effective and efficient model of care.

Forward-looking Statements
This press release contains "forward-looking statements" (as defined in the Securities Litigation Reform Act of 1995) regarding, among other things, future events or the future financial performance of the Company, or the timing or anticipated benefits of pending acquisition of the Company by UnitedHealth Group Incorporated. Words such as "anticipate," "expect," "project," "intend," "believe," "will," "estimates," "may," "could," "should" and words and terms of similar substance used in connection with any discussion of future plans, actions or events identify forward-looking statements. Forward-looking statements are based on information currently available to the Company and involve estimates, expectations and projections. Investors are cautioned that all such forward-looking statements are subject to risks and uncertainties, and important factors could cause actual events or results to differ materially from those indicated by such forward-looking statements. These risks, uncertainties and other factors include, but are not limited to, those discussed and described in our most recent Annual Report on Form 10-K, including those risks described in Part I, Item 1A. Risk Factors thereof, and in other reports filed subsequently by us with the Securities and Exchange Commission and, with respect to the pending acquisition of the Company by UnitedHealth Group Incorporated, include, but are not limited to, those discussed in the proxy statement filed by the Company with the SEC on May 17, 2022. All forward-looking statements included in this document are based on information available to us on the date hereof, and the Company assumes no obligation to update any such forward-looking statements to reflect future events or circumstances, except as required by law.

LHC GROUP, INC. AND SUBSIDIARIES CONDENSED CONSOLIDATED BALANCE SHEETS (Amounts in thousands, except share data) (Unaudited)
	June 30, 2022	December 31, 2021
ASSETS
Current assets:
Cash	$ 27,400	$ 9,809
Receivables:
Patient accounts receivable	342,068	348,820
Other receivables	13,304	13,780
Amounts due from governmental entities	483	—
Total receivables	355,855	362,600
Prepaid income taxes	19,613	7,531
Prepaid expenses	20,556	28,401
Other current assets	36,166	24,801
Total current assets	459,590	433,142
Property, building and equipment, net of accumulated depreciation of $106,541 and $98,394, respectively	155,978	153,959
Goodwill	1,751,430	1,748,426
Intangible assets, net of accumulated amortization of $21,902 and $19,152, respectively	397,121	400,002
Operating lease right of use asset	109,925	113,399
Other assets	63,830	46,693
Total assets	$ 2,937,874	$ 2,895,621
LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable and other accrued liabilities	$ 124,222	$ 98,118
Salaries, wages, and benefits payable	94,432	100,532
Self-insurance reserves	41,302	33,784
Contract liabilities - deferred revenue	8,222	106,489
Current operating lease payable	36,929	37,630
Amounts due to governmental entities	3,034	5,447
Current liabilities - deferred employer payroll tax	26,790	26,790
Total current liabilities	334,931	408,790
Deferred income taxes	80,691	70,026
Income taxes payable	7,754	7,320
Revolving credit facility	759,000	661,197
Long-term operating lease liabilities	75,971	78,688
Total liabilities	1,258,347	1,226,021
Noncontrolling interest — redeemable	17,210	17,501
Commitments and contingencies
Stockholders' equity:
LHC Group, Inc. stockholders' equity:
Preferred stock – $0.01 par value; 5,000,000 shares authorized; none issued or outstanding	—	—
Common stock — $0.01 par value; 60,000,000 shares authorized; 36,703,550 and 36,549,524 shares issued, and 30,567,333 and 30,634,414 shares outstanding, respectively	367	365
Treasury stock — 6,136,217 and 5,915,110 shares at cost, respectively	(194,390)	(164,790)
Additional paid-in capital	990,247	979,642
Retained earnings	781,063	751,025
Total LHC Group, Inc. stockholders' equity	1,577,287	1,566,242
Noncontrolling interest — non-redeemable	85,030	85,857
Total stockholders' equity	1,662,317	1,652,099
Total liabilities and stockholders' equity	$ 2,937,874	$ 2,895,621

LHC GROUP, INC. AND SUBSIDIARIES CONDENSED CONSOLIDATED STATEMENTS OF INCOME (Amounts in thousands, except per share data) (Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2022	2021	2022	2021
Net service revenue	$ 576,193	$ 545,907	$ 1,147,688	$ 1,070,742
Cost of service revenue (excluding depreciation and amortization)	353,933	317,872	704,321	628,144
Gross margin	222,260	228,035	443,367	442,598
General and administrative expenses	196,390	167,061	380,749	330,310
Impairment of intangibles and other	842	760	2,071	937
Operating income	25,028	60,214	60,547	111,351
Interest expense	(6,407)	(143)	(10,578)	(406)
Income before income taxes and noncontrolling interest	18,621	60,071	49,969	110,945
Income tax expense	3,679	13,318	10,048	22,759
Net income	14,942	46,753	39,921	88,186
Less net income attributable to noncontrolling interests	4,358	9,110	9,883	15,884
Net income attributable to LHC Group, Inc.'s common stockholders	$ 10,584	$ 37,643	$ 30,038	$ 72,302

Earnings per share:
Basic	$ 0.35	$ 1.21	$ 0.98	$ 2.32
Diluted	$ 0.35	$ 1.20	$ 0.98	$ 2.30
Weighted average shares outstanding:
Basic	30,543	31,225	30,508	31,188
Diluted	30,676	31,430	30,623	31,423

LHC GROUP, INC. AND SUBSIDIARIES CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (Amounts in thousands) (Unaudited)
	Six Months Ended June 30,
	2022	2021
Operating activities:
Net income	$39,921	$88,186
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization expense	11,723	9,541
Amortization of operating lease right of use asset	20,412	17,995
Stock-based compensation expense	9,319	7,506
Deferred income taxes	10,665	19,489
Loss on disposal of assets	221	19
Impairment of intangibles and other	2,071	937
Changes in operating assets and liabilities, net of acquisitions:
Receivables	5,686	(25,649)
Prepaid expenses	7,845	(4,484)
Other assets	(13,403)	6,170
Prepaid income taxes	(12,083)	(13,739)
Accounts payable and accrued expenses	31,358	(9,148)
Salaries, wages, and benefits payable	1,338	(4,560)
Contract liabilities - deferred revenue	(98,267)	(65,026)
Operating lease liabilities	(20,286)	(17,962)
Income taxes payable	434	(21,042)
Net amounts due to/from governmental entities	758	(57)
Net cash used in operating activities	(2,288)	(11,824)
Investing activities:
Purchases of property, building and equipment	(11,138)	(15,619)
Proceeds from sale of property, building and equipment	—	150
Cash paid for acquisitions, net of cash acquired	(2,570)	(649)
Proceeds from sale of an entity	—	1,531
Minority interest investments	(15,100)	(10,100)
Net cash used in investing activities	(28,808)	(24,687)
Financing activities:
Proceeds from line of credit	597,250	—
Payments on line of credit	(499,447)	(20,000)
Government stimulus advance	—	(93,257)
Proceeds from employee stock purchase plan	1,233	1,222
Payments on repurchasing common stock	(34,565)	—
Noncontrolling interest distributions	(11,541)	(13,332)
Withholding taxes paid on stock-based compensation	(3,867)	(10,754)
Purchase of additional controlling interest	(376)	(2,113)
Sale of noncontrolling interest	—	284
Net cash provided by (used in) financing activities	48,687	(137,950)
Change in cash	17,591	(174,461)
Cash at beginning of period	9,809	286,569
Cash at end of period	$27,400	$112,108

Non-Cash Financing Activity:
Supplemental disclosures of cash flow information:
Interest paid	$9,321	$1,322
Income taxes paid	$11,191	$38,103
Non-Cash Operating Activity:
Operating right of use assets in exchange for lease obligations	$18,633	$25,656
Reduction to right of use assets and liabilities	$(1,695)	—
Non-Cash Investing Activity:
Net working capital adjustment	$1,440	—
Accrued capital expenditures	$74	$1,108

LHC GROUP, INC. AND SUBSIDIARIES SEGMENT INFORMATION (Amounts in thousands) (Unaudited)

	Three Months Ended June 30, 2022
	Home health services	Hospice services	Home and community- based services	Facility- based services	HCI	Total
Net service revenue	$ 392,782	$ 102,617	$ 44,718	$ 30,709	$ 5,367	$ 576,193
Cost of service revenue (excluding depreciation and amortization)	228,511	67,848	31,788	22,830	2,956	353,933
General and administrative expenses	134,623	33,423	12,444	12,211	3,689	196,390
Impairment of intangibles and other	481	361	—	—	—	842
Operating income (loss)	29,167	985	486	(4,332)	(1,278)	25,028
Interest expense	(4,488)	(949)	(564)	(281)	(125)	(6,407)
Income (loss) before income taxes and noncontrolling interest	24,679	36	(78)	(4,613)	(1,403)	18,621
Income tax expense (benefit)	6,565	(160)	(1,413)	(960)	(353)	3,679
Net income (loss)	18,114	196	1,335	(3,653)	(1,050)	14,942
Less net income (loss) attributable to non controlling interests	4,324	888	(34)	(817)	(3)	4,358
Net income (loss) attributable to LHC Group, Inc.'s common stockholder	$ 13,790	$ (692)	$ 1,369	$ (2,836)	$ (1,047)	$ 10,584
Total assets	$ 1,746,161	$ 807,100	$ 240,481	$ 80,617	$ 63,515	$ 2,937,874

LHC GROUP, INC. AND SUBSIDIARIES SEGMENT INFORMATION (Amounts in thousands) (Unaudited)

	Three Months Ended June 30, 2021
	Home health services	Hospice services	Home and community- based services	Facility- based services	HCI	Total
Net service revenue	$ 396,534	$ 63,804	$ 48,407	$ 31,030	$ 6,132	$ 545,907
Cost of service revenue (excluding depreciation and amortization)	219,925	39,647	34,683	20,460	3,157	317,872
General and administrative expenses	123,245	18,114	11,923	10,906	2,873	167,061
Impairment of intangibles and other	760	—	—	—	—	760
Operating income (loss)	52,604	6,043	1,801	(336)	102	60,214
Interest expense	(106)	(20)	(10)	(5)	(2)	(143)
Income (loss) before income taxes and noncontrolling interest	52,498	6,023	1,791	(341)	100	60,071
Income tax expense (benefit)	11,706	1,280	470	(152)	14	13,318
Net income (loss)	40,792	4,743	1,321	(189)	86	46,753
Less net income (loss) attributable to noncontrolling interests	7,500	1,208	85	322	(5)	9,110
Net income (loss) attributable to LHC Group, Inc.'s common stockholders	$ 33,292	$ 3,535	$ 1,236	$ (511)	$ 91	$ 37,643
Total assets	$ 1,681,871	$ 288,985	$ 245,071	$ 85,520	$ 65,678	$ 2,367,125

LHC GROUP, INC. AND SUBSIDIARIES SEGMENT INFORMATION (Amounts in thousands) (Unaudited)

	Six months ended June 30, 2022
	Home health services	Hospice services	Home and community- based services	Facility- based services	HCI	Total
Net service revenue	$ 780,674	$ 204,523	$ 89,058	$ 62,848	$ 10,585	$ 1,147,688
Cost of service revenue (excluding depreciation and amortization)	456,718	133,913	60,743	47,035	5,912	704,321
General and administrative expenses	261,430	64,768	23,862	23,639	7,050	380,749
Impairment of intangibles and other	930	1,087	54	—	—	2,071
Operating income (loss)	61,596	4,755	4,399	(7,826)	(2,377)	60,547
Interest expense	(7,458)	(1,447)	(977)	(489)	(207)	(10,578)
Income (loss) before income taxes and noncontrolling interest	54,138	3,308	3,422	(8,315)	(2,584)	49,969
Income tax expense (benefit)	11,334	436	845	(1,922)	(645)	10,048
Net income (loss)	42,804	2,872	2,577	(6,393)	(1,939)	39,921
Less net income (loss) attributable to non controlling interests	8,920	1,568	51	(646)	(10)	9,883
Net income (loss) attributable to LHC Group, Inc.'s common stockholder	$ 33,884	$ 1,304	$ 2,526	$ (5,747)	$ (1,929)	$ 30,038

LHC GROUP, INC. AND SUBSIDIARIES SEGMENT INFORMATION (Amounts in thousands) (Unaudited)

	Six months ended June 30, 2021
	Home health services	Hospice services	Home and community- based services	Facility- based services	HCI	Total
Net service revenue	$ 770,362	$ 126,538	$ 97,532	$ 64,399	$ 11,911	$ 1,070,742
Cost of service revenue (excluding depreciation and amortization)	432,298	78,217	69,555	41,635	6,439	628,144
General and administrative expenses	242,642	36,241	23,452	22,163	5,812	330,310
Impairment of intangibles and other	937	—	—	—	—	937
Operating income (loss)	94,485	12,080	4,525	601	(340)	111,351
Interest expense	(288)	(56)	(34)	(19)	(9)	(406)
Income (loss) before income taxes and noncontrolling interest	94,197	12,024	4,491	582	(349)	110,945
Income tax expense (benefit)	19,596	2,347	988	(95)	(77)	22,759
Net income (loss)	74,601	9,677	3,503	677	(272)	88,186
Less net income (loss) attributable to non controlling interests	12,349	2,223	364	979	(31)	15,884
Net income (loss) attributable to LHC Group, Inc.'s common stockholder	$ 62,252	$ 7,454	$ 3,139	$ (302)	$ (241)	$ 72,302

LHC GROUP, INC. AND SUBSIDIARIES SELECT CONSOLIDATED KEY STATISTICAL AND FINANCIAL DATA (Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
Key Data:	2022	2021	2022	2021

Home Health Services:
Locations	543	531	543	531
Total new admissions	107,268	109,082	220,390	217,004
Episodic new admissions	66,419	68,738	134,573	136,130
Average daily census	84,320	85,554	84,833	84,745
Average episodic daily census	53,415	55,706	53,191	55,152
Completed episodes	104,053	105,393	204,580	207,129
Average reimbursement per completed episodes	$2,878	$2,882	$2,906	$2,869
Total visits	2,089,747	2,151,665	4,207,819	4,209,298
Total episodic visits	1,286,584	1,352,608	2,573,685	2,641,261
Average visits per episodes	12.4	12.8	12.6	12.8
Organic growth: (1)
Revenue	-3.4%	16.4%	-1.5%	9.4%
Episodic revenue	-4.2%	14.8%	-3.0%	8.0%
Total new admissions	-4.3%	16.4%	-1.4%	7.3%
Episodic new admissions	-6.3%	13.4%	-4.4%	4.6%
Average daily census	-3.5%	10.3%	-2.2%	10.2%
Average episodic daily census	-6.4%	5.7%	-5.7%	4.5%
Completed episodes	-3.7%	11.0%	-3.5%	5.5%

Hospice Services:
Locations	169	120	169	120
Admissions	7,370	4,967	15,746	10,418
Average daily census	7,123	4,454	7,093	4,433
Patient days	648,216	405,339	1,284,037	802,313
Average revenue per patient day	$160.97	$158.54	$161.99	$160.19
Organic growth: (1)
Total new admissions	5.5%	1.1%	7.1%	4.7%

Home and Community-Based Services:
Locations	135	135	135	133
Average daily census	11,598	13,514	11,864	13,613
Billable hours	1,694,994	1,878,138	3,368,686	3,779,419
Revenue per billable hour	$27.22	$25.88	$27.19	$25.96
Facility-Based Services:
Long-term Acute Care
Locations	12	12	12	12
Average revenue per patient day	$1,479	$1,517	$1,463	$1,517
Patient days	17,550	20,199	38,063	41,359

(1) Organic growth is calculated as the sum of same store plus de novo for the period divided by total from the same period in the prior year.

RECONCILIATION OF ADJUSTED NET INCOME ATTRIBUTABLE TO LHC GROUP, INC. (Amounts in thousands) (Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2022	2021	2022	2021
Net income attributable to LHC Group, Inc.'s common stockholders	$10,584	$37,643	$30,038	$72,302
Add (net of tax):
Acquisition, de novo and legal expenses (1)	6,771	3,477	9,790	3,477
Closures/relocations/consolidations (2)	3,010	1,048	5,142	1,179
COVID-19 impact:
PPE, supplies and other expenses (3)	—	7,999	—	16,851
ERP implementation (4)	2,446	728	4,138	728
Cost improvement initiatives (5)	6,562	—	10,204	—
Cost report and contract settlements (6)	465	—	3,963	—
Adjusted net income attributable to LHC Group, Inc.'s common stockholders	$29,838	$50,895	$63,275	$94,537

RECONCILIATION OF ADJUSTED NET INCOME ATTRIBUTABLE TO LHC GROUP, INC. PER DILUTED SHARE (Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2022	2021	2022	2021
Net income attributable to LHC Group, Inc.'s common stockholders	$0.35	$1.20	$0.98	$2.30
Add (net of tax):
Acquisition, de novo and legal expenses (1)	0.22	0.11	0.32	0.11
Closures/relocations/consolidations (2)	0.10	0.03	0.17	0.04
COVID-19 impact:
PPE, supplies and other expenses (3)	—	0.26	—	0.54
ERP implementation (4)	0.08	0.02	0.14	0.02
Cost improvement initiatives (5)	0.21	—	0.33	—
Cost report and contract settlements (6)	0.02	—	0.13	—
Adjusted net income attributable to LHC Group, Inc.'s common stockholders	$0.98	$1.62	$2.07	$3.01

RECONCILIATION OF EBITDA AND ADJUSTED EBITDA (Amounts in thousands) (Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2022	2021	2022	2021
Net income attributable to LHC Group, Inc.'s common stockholders	$10,584	$37,643	$30,038	$72,302
Add:
Income tax expense	3,679	13,318	10,048	22,759
Interest expense, net	6,407	143	10,578	406
Depreciation and amortization	6,106	4,542	11,723	9,541
Adjustment items (*)	26,233	17,942	45,137	30,109
Adjusted EBITDA	$53,009	$73,588	$107,524	$135,117
* Adjustment items (pre-tax):
Acquisition, de novo and legal expenses (1)	9,226	4,708	13,307	4,708
Closures/relocation/consolidations (2)	4,101	1,419	6,983	1,596
COVID-19 PPE, supplies and other expenses (3)	—	10,829	—	22,819
ERP implementation (4)	3,332	986	5,619	986
Cost improvement initiatives (5)	8,941	—	13,865	—
Cost report and contract settlements (6)	633	—	5,363	—
Total adjustments	$26,233	$17,942	$45,137	$30,109

  Expenses and other costs associated with recently announced or completed acquisitions, de novos and the pending acquisition by UnitedHealth Group. ($9.2 million pre-tax in the three months ended June 30, 2022 and $13.3 million pre-tax in the six months ended June 30, 2022; $4.7 million pre-tax in the three and six months ended June 30, 2021).
  Loss on the sale of an asset and other expenses associated with a closure or consolidation, including impairment ($4.1 million pre-tax in the three months ended June 30, 2022 and $7.0 million in the six months ended June 30, 2022; $1.4 million pre-tax in the three months ended June 30, 2021 and $1.6 million in the six months ended June 30, 2021).
  COVID-19 related expenses for purchases of personal protective equipment (PPE), supplies and wage adjustments (No adjustments were made in the three months and six months ended June 30, 2022; $10.8 million pre-tax in the three months ended June 30, 2021 and $22.8 million pre-tax in the six months ended June 30, 2021).
  Expenses and other costs associated with the implementation of an Enterprise Resource Planning software ($3.3 million pre-tax in the three months ended June 30, 2022 and $5.6 million pre-tax in the six months ended June 30, 2022; $1.0 million pre-tax in the three and six months ended June 30, 2021).
  Expenses associated with cost improvement initiatives implemented in the first and second quarters of 2022, which consisted of contract terminations and general and administrative cost reductions ($8.9 million pre-tax in the three months ended June 30, 2022 and $13.9 million pre-tax in the six months ended June 30, 2022).
  Expenses associated with a 2004 cost report settlement along with other disputed contract settlements ($0.6 million pre-tax in the three months ended June 30, 2022 and $5.4 million pre-tax in the six months ended June 30, 2022).
Contact:	Eric Elliott
Senior Vice President of Finance
(337) 233-1307
eric.elliott@lhcgroup.com